Exhibit 4.5

NUMBER PEN0176	POWER EFFICIENCY CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SHARES

COMMON STOCK		CUSIP 739268 20 9

THIS CERTIFIES that		SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
POWER EFFICIENCY CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
        This certificate is not valid until countersigned by the Transfer Agent.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER	CHAIRMAN OF THE BOARD

                        COUNTERSIGNED:

                        CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                        (JERSEY CITY, NJ)

                        TRANSFER AGENT

                        BY

                        AUTHORIZED OFFICER

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF (GIFT)(TRANS) MIN ACT	–		Custodian
TEN ENT	–	as tenants by the entireties			(Cust)		(Minor)
JT TEN	–	as joint tenants with right of
		survivorship and not as			under Uniform Gifts to Minors
		tenants in common			Act
(State)

Additional abbreviations may also be used though not in the above list.

        For Value Received,                                                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                 Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                     Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

SIGNATURE(S) GUARANTEED:	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.